UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2015

Table of Contents
1	A Letter to Shareholders
4	Investment Comparison
5	Information About Your Fund’s Expenses and Holdings Presented by Sector
8	Schedule of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Supplemental Information to Shareholders

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Office

For the fiscal year ended July 31, 2015, the Developing Growth Fund returned 20.25%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 20.07% over the same period.

Domestic equity markets saw solid gains over the past year, with the S&P 500® Index2 rising more than 11% during the trailing 12-month period. Despite this general trend upward, there were a few periods of short-term volatility, most notably in October 2014, when the market almost entered correction territory, before rebounding to end the month at a new high, and in January 2015, when the S&P 500 declined 3.1%. One of the prevailing market themes during the trailing 12-month period was the decline in energy prices, with oil notably plunging 60% from June 2014 to a six-year low in March 2015. Finally, the U.S. economy initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up, to a modest 0.6% expansion.

Security selection in the industrials sector was the leading contributor to relative performance during the period. Within this sector, the Fund’s holdings of Trex Company, Inc., a manufacturer of decking and railing products, contributed most. Shares of Trex appreciated throughout the period, buoyed by consistently strong quarterly earnings in the third and fourth quarters of 2014 and the first quarter of 2015. Another contributor within the industrials sector was the Fund’s position in Paylocity Holding Corp., a cloud-based provider of payroll and human capital management software solutions. Strong sales execution, including higher than expected customer additions and lower operating expenses, helped Paylocity report earnings above estimates for the third quarter of calendar year 2014.

Stock selection in the consumer staples sector also contributed to the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Hain Celestial Group, Inc., a manufacturer and distributor of organic and natural food products, contributed most. The company benefited from broad-based growth in demand for natural and organic foods, leading Hain Celestial to report earnings that beat consensus estimates in the third and fourth quarters of calendar year 2014. The Fund’s holding of United Natural Foods, Inc., a distributor of natural, organic, and specialty foods, was another contributor within the consumer staples sector, as a combination of accretive acquisitions and continued organic growth helped United Natural Foods report earnings above consensus estimates during the fourth quarter of 2014.

Security selection in the information technology sector was the primary detractor from relative performance over the trailing 12-month period. Within the sector, the Fund’s position in SunPower Corp., a global energy company, was the largest detractor. Shares were detrimentally affected by a poor macro backdrop during the period, and specifically by declining oil prices, that has driven solar stocks as a whole lower. The Fund’s holdings of Synaptics, Inc., a supplier of custom-designed human interface solutions for smartphones, tablets, and personal computers, also detracted from performance within the information technology sector. Synaptics reported revenues and earnings during second quarter 2015 that were below consensus estimates, due in large part to decelerating revenue from the company’s personal computer segment.

Security selection in the consumer discretionary sector was another detractor from relative performance during the period. Within this sector, the Fund’s holdings of LifeLock, Inc., a provider of identity-theft solutions, detracted most. Shares of LifeLock experienced some weakness in the beginning of 2015 related to investor concerns over a U.S. Federal Trade Commission inquiry and other factors. Another detractor within this sector was the Fund’s position in Coupons.com, Inc., a digital promotion platform that connects brands and retailers with consumers. The company reported fourth quarter 2014 revenue below consensus estimates, which management attributed to a few large clients who did not repeat previous holiday season campaigns on the platform.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

From a sector perspective, the investment team’s negative view toward crude oil prices and related commodities led it to take an underweight position within the energy and materials sectors in the Fund, which benefited relative performance during the period. Conversely, the team’s underweight position in the health care sector detracted from relative performance during the Fund’s fiscal year, although strong stock selection within the sector during the period contributed to performance.

You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	13.32%	18.73%	11.86%	–
Class B4	14.60%	19.16%	11.95%	–
Class C5	18.45%	19.35%	11.80%	–
Class F6	20.47%	20.44%	–	10.37%
Class I7	20.57%	20.55%	12.92%	–
Class P7	20.26%	20.14%	12.47%	–
Class R2[6]	19.88%	19.83%	–	9.82%
Class R3[6]	19.95%	19.94%	–	9.93%
Class R4[8]	–	–	–	0.20%*
Class R5[8]	–	–	–	0.22%*
Class R6[8]	–	–	–	0.26%*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately

8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Class F, R2 and R3 commenced operations and performance for the classes began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Class R4, R5 and R6 commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because Class R4, R5 and R6 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 through July 31, 2015).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/15 – 7/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			2/1/15 -
	2/1/15	7/31/15	7/31/15
Class A
Actual	$1,000.00	$1,130.90	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$4.81
Class B
Actual	$1,000.00	$1,126.50	$9.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.27	$8.60
Class C
Actual	$1,000.00	$1,127.00	$9.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.31	$8.55
Class F
Actual	$1,000.00	$1,131.80	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.73	$4.11
Class I
Actual	$1,000.00	$1,132.60	$3.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.56
Class P
Actual	$1,000.00	$1,130.80	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.98	$4.86
Class R2
Actual	$1,000.00	$1,129.10	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61
Class R3
Actual	$1,000.00	$1,129.50	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.79	$6.06
Class R4
Actual	$1,000.00	$1,002.00	$0.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.47	$0.78
Class R5
Actual	$1,000.00	$1,002.20	$0.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.64	$0.60
Class R6
Actual	$1,000.00	$1,002.60	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.75	$0.50

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.72% for Class B, 1.71% for Class C, 0.82% for Class F, 0.71% for Class I, 0.97% for Class P, 1.32% for Class R2, 1.21% for Class R3, 0.92% for Class R4, 0.71% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 31/365 (to reflect the period from June 30, 2015, commencement of operations, to July 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

July 31, 2015

Sector*	%**
Consumer Discretionary	19.79%
Consumer Staples	2.61%
Energy	0.45%
Financials	9.24%
Health Care	28.48%
Industrials	6.51%
Information Technology	29.17%
Repurchase Agreement	3.75%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 96.80%

Aerospace & Defense 1.74%
Astronics Corp.*	555,482	$34,440
Hexcel Corp.	557,907	28,950
Total		63,390

Banks 2.88%
PrivateBancorp, Inc.	963,013	39,811
SVB Financial Group*	191,320	27,378
Western Alliance Bancorp*	1,127,363	38,138
Total		105,327

Biotechnology 14.72%
ACADIA Pharmaceuticals, Inc.*	1,013,048	49,447
Agios Pharmaceuticals, Inc.*	82,151	9,052
Amicus Therapeutics, Inc.*	1,531,295	26,323
Anacor Pharmaceuticals, Inc.*	246,359	36,754
Bluebird Bio, Inc.*	270,493	44,856
Blueprint Medicines Corp.*	341,472	9,227
Celldex Therapeutics, Inc.*	985,347	23,205
Cepheid, Inc.*	554,693	30,836
Chimerix, Inc.*	569,799	30,621
Clovis Oncology, Inc.*	311,765	26,322
Dyax Corp.*	928,975	22,862
Foundation Medicine, Inc.*	279,249	5,667
Juno Therapeutics, Inc.*	350,737	17,158
Neurocrine Biosciences, Inc.*	706,345	35,402
Ophthotech Corp.*	199,528	13,506
Sage Therapeutics, Inc.*	569,456	38,928
Spark Therapeutics, Inc.*	406,336	24,965
TESARO, Inc.*	792,678	45,975
Ultragenyx Pharmaceutical, Inc.*	382,834	46,296
Total		537,402
Investments	Shares	Fair Value (000)
Building Products 2.02%
Apogee Enterprises, Inc.	481,260	$26,556
Builders FirstSource, Inc.*	1,960,693	29,489
Trex Co., Inc.*	393,937	17,873
Total		73,918

Capital Markets 3.70%
Evercore Partners, Inc. Class A	557,059	32,755
Janus Capital Group, Inc.	699,478	11,457
Stifel Financial Corp.*	430,900	23,678
WisdomTree Investments, Inc.	2,697,139	67,159
Total		135,049

Commercial Services & Supplies 0.64%
US Ecology, Inc.	512,025	23,497

Communications Equipment 2.26%
Arista Networks, Inc.*	449,626	37,980
Infinera Corp.*	1,865,861	44,669
Total		82,649

Diversified Consumer Services 1.62%
2U, Inc.*	1,844,723	59,197

Diversified Financial Services 1.79%
MarketAxess Holdings, Inc.	668,080	65,338

Electronic Equipment, Instruments & Components 0.61%
Cognex Corp.	490,618	22,210

Food & Staples Retailing 0.75%
PriceSmart, Inc.	284,254	27,547

Food Products 1.87%
Blue Buffalo Pet Products, Inc.*	818,312	22,864
Calavo Growers, Inc.	178,973	9,756
Hain Celestial Group, Inc. (The)*	524,332	35,644
Total		68,264

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2015

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 5.33%
ABIOMED, Inc.*	565,384	$43,794
DexCom, Inc.*	225,994	19,130
Endologix, Inc.*	1,331,113	18,982
LDR Holding Corp.*	856,658	38,944
Nevro Corp.*	369,328	18,751
ZELTIQ Aesthetics, Inc.*	1,603,202	55,070
Total		194,671

Health Care Providers & Services 3.40%
Diplomat Pharmacy, Inc.*	785,113	36,256
HealthEquity, Inc.*	669,786	22,545
Team Health Holdings, Inc.*	966,721	65,167
Total		123,968

Health Care Technology 3.14%
Evolent Health, Inc. Class A*	1,036,709	22,113
Medidata Solutions, Inc.*	791,496	42,582
Press Ganey Holdings, Inc.*	733,551	22,967
Veeva Systems, Inc. Class A*	996,194	26,818
Total		114,480

Hotels, Restaurants & Leisure 5.36%
BJ’s Restaurants, Inc.*	420,964	21,705
Buffalo Wild Wings, Inc.*	316,373	61,876
Habit Restaurants, Inc. (The) Class A*	433,499	12,879
La Quinta Holdings, Inc.*	957,693	20,322
Panera Bread Co. Class A*	193,617	39,521
Zoe’s Kitchen, Inc.*	879,966	39,467
Total		195,770

Household Durables 0.81%
Tempur Sealy International, Inc.*	392,757	29,673

Information Technology Services 3.89%
EPAM Systems, Inc.*	869,014	64,403
MAXIMUS, Inc.	831,919	56,745
Virtusa Corp.*	432,777	20,747
Total		141,895
Investments	Shares	Fair Value (000)
Internet & Catalog Retail 2.65%
Etsy, Inc.*	862,841	$17,982
HSN, Inc.	358,031	26,319
Liberty TripAdvisor Holdings, Inc. Class A*	432,624	12,671
Wayfair, Inc. Class A*	1,066,286	39,783
Total		96,755

Internet Software & Services 6.83%
Benefitfocus, Inc.*	869,802	32,391
comScore, Inc.*	719,050	42,064
Criteo SA ADR*	1,020,363	54,314
Demandware, Inc.*	593,196	44,822
Gogo, Inc.*	2,305,134	42,023
GrubHub, Inc.*	539,792	17,117
Shopify, Inc. Class A (Canada)*(a)	449,896	16,822
Total		249,553

Leisure Product 0.52%
Brunswick Corp.	355,270	18,861

Life Sciences Tools & Services 0.21%
Fluidigm Corp.*	378,517	7,582

Machinery 1.24%
Proto Labs, Inc.*	354,004	26,681
RBC Bearings, Inc.*	274,352	18,588
Total		45,269

Media 2.56%
IMAX Corp. (Canada)*(a)	1,250,685	46,788
Rentrak Corp.*	681,392	46,655
Total		93,443

Oil, Gas & Consumable Fuels 0.46%
GasLog Ltd. (Monaco)(a)	1,072,851	16,651

Pharmaceuticals 1.86%
Intersect ENT, Inc.*	921,210	27,333
Prestige Brands Holdings, Inc.*	850,993	40,524
Total		67,857

See Notes to Financial Statements.	9

Schedule of Investments (continued)

July 31, 2015

Investments	Shares	Fair Value (000)
Professional Services 0.90%
Advisory Board Co. (The)*	549,637	$32,923

Semiconductors & Semiconductor Equipment 4.76%
Ambarella, Inc.*	225,034	26,075
Cavium, Inc.*	520,708	35,304
Cirrus Logic, Inc.*	857,135	28,294
Rambus, Inc.*	2,168,441	28,385
SunPower Corp.*	1,075,024	29,058
Synaptics, Inc.*	110,224	8,749
Tessera Technologies, Inc.	520,936	18,056
Total		173,921

Software 9.92%
CyberArk Software Ltd. (Israel)*(a)	550,095	32,527
FireEye, Inc.*	759,837	33,805
Glu Mobile, Inc.*	4,191,154	24,581
Manhattan Associates, Inc.*	853,297	55,311
Materialise NV ADR*	502,403	4,401
Paycom Software, Inc.*	978,033	31,297
Paylocity Holding Corp.*	1,212,836	43,565
Proofpoint, Inc.*	631,600	40,865
Synchronoss Technologies, Inc.*	773,415	36,969
Tableau Software, Inc. Class A*	112,860	11,821
Ultimate Software Group, Inc. (The)*	181,582	33,449
Zendesk, Inc.*	668,788	13,797
Total		362,388
Investments	Shares	Fair Value (000)
Specialty Retail 2.99%
Asbury Automotive Group, Inc.*	403,997	$35,673
MarineMax, Inc.*	954,269	17,234
Restoration Hardware Holdings, Inc.*	555,589	56,370
Total		109,277

Technology Hardware, Storage & Peripherals 1.06%
Cray, Inc.*	173,642	4,504
Nimble Storage, Inc.*	1,234,582	34,099
Total		38,603

Textiles, Apparel & Luxury Goods 3.39%
G-III Apparel Group Ltd.*	627,984	45,359
Skechers U.S.A., Inc. Class A*	281,489	42,350
Steven Madden Ltd.*	866,262	36,106
Total		123,815

Thrifts & Mortgage Finance 0.92%
Essent Group Ltd.*	1,152,688	33,739
Total Common Stocks (cost $2,856,948,712)		3,534,882

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2015

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 3.77%

Repurchase Agreement
Repurchase Agreement dated 7/31/2015, Zero Coupon due 8/3/2015 with Fixed Income Clearing Corp. collateralized by $138,270,000 of U.S. Treasury Note 1.625% due 3/31/2019; value: $140,516,888; proceeds: $137,759,683 (cost $137,759,683)	$137,760	$137,760
Total Investments in Securities 100.57% (cost $2,994,708,395)		3,672,642
Liabilities in Excess of Other Assets (0.57)%		(20,671)
Net Assets 100.00%		$3,651,971

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$3,534,882	$–	$–	$3,534,882
Repurchase Agreement	–	137,760	–	137,760
Total	$3,534,882	$137,760	$–	$3,672,642

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended July 31, 2015.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

July 31, 2015

ASSETS:
Investments in securities, at fair value (cost $2,994,708,395)	$3,672,642,179
Receivables:
Investment securities sold	156,846,839
Capital shares sold	4,515,765
Dividends	54,567
Prepaid expenses and other assets	104,072
Total assets	3,834,163,422
LIABILITIES:
Payables:
Investment securities purchased	172,404,331
Capital shares reacquired	5,094,950
Management fee	1,562,770
12b-1 distribution plan	1,307,712
Directors’ fees	571,903
Fund administration	123,323
To affiliates (See Note 3)	83,476
Accrued expenses	1,043,742
Total liabilities	182,192,207
NET ASSETS	$3,651,971,215
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,754,869,540
Accumulated net investment loss	(571,903)
Accumulated net realized gain on investments	219,739,794
Net unrealized appreciation on investments	677,933,784
Net Assets	$3,651,971,215

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2015

Net assets by class:
Class A Shares	$1,218,061,837
Class B Shares	$8,035,870
Class C Shares	$111,443,196
Class F Shares	$258,616,763
Class I Shares	$1,703,530,021
Class P Shares	$36,331,145
Class R2 Shares	$13,747,364
Class R3 Shares	$302,162,799
Class R4 Shares	$22,172
Class R5 Shares	$10,023
Class R6 Shares	$10,025
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	49,809,661
Class B Shares (40 million shares of common stock authorized, $.001 par value)	423,565
Class C Shares (35 million shares of common stock authorized, $.001 par value)	5,814,502
Class F Shares (40 million shares of common stock authorized, $.001 par value)	10,280,453
Class I Shares (200 million shares of common stock authorized, $.001 par value)	61,927,346
Class P Shares (30 million shares of common stock authorized, $.001 par value)	1,527,854
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	580,099
Class R3 Shares (40 million shares of common stock authorized, $.001 par value)	12,595,108
Class R4 Shares (30 million shares of common stock authorized, $.001 par value)	907
Class R5 Shares (30 million shares of common stock authorized, $.001 par value)	364.43
Class R6 Shares (30 million shares of common stock authorized, $.001 par value)	364.43
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$24.45
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$25.94
Class B Shares-Net asset value	$18.97
Class C Shares-Net asset value	$19.17
Class F Shares-Net asset value	$25.16
Class I Shares-Net asset value	$27.51
Class P Shares-Net asset value	$23.78
Class R2 Shares-Net asset value	$23.70
Class R3 Shares-Net asset value	$23.99
Class R4 Shares-Net asset value	$24.45
Class R5 Shares-Net asset value	$27.50
Class R6 Shares-Net asset value	$27.51

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended July 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $10,709)	$11,610,689
Total investment income	11,610,689
Expenses:
Management fee	17,543,681
12b-1 distribution plan-Class A	3,157,474
12b-1 distribution plan-Class B	91,011
12b-1 distribution plan-Class C	1,118,262
12b-1 distribution plan-Class F	233,144
12b-1 distribution plan-Class P	140,768
12b-1 distribution plan-Class R2	87,046
12b-1 distribution plan-Class R3	1,481,614
12b-1 distribution plan-Class R4	2
Shareholder servicing	4,917,387
Fund administration	1,383,494
Subsidy (See Note 3)	507,765
Reports to shareholders	212,244
Registration	144,420
Directors’ fees	137,405
Custody	85,769
Professional	85,201
Other	171,504
Gross expenses	31,498,191
Expense reductions (See Note 8)	(2,892)
Net expenses	31,495,299
Net investment loss	(19,884,610)
Net realized and unrealized gain:
Net realized gain on investments in unaffiliated issuers	287,294,963
Net realized loss on investments in affiliated issuers	(3,470,376)
Net change in unrealized appreciation/depreciation on investments	371,333,203
Net realized and unrealized gain	655,157,790
Net Increase in Net Assets Resulting From Operations	$635,273,180

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended July 31, 2015	For the Year Ended July 31, 2014
Operations:
Net investment loss	$(19,884,610)	$(26,590,796)
Net realized gain on investments in affiliated and unaffiliated issuers	283,824,587	847,494,369
Net change in unrealized appreciation/depreciation on investments	371,333,203	(495,793,530)
Net increase in net assets resulting from operations	635,273,180	325,110,043
Distributions to shareholders from:
Net realized gain
Class A	(198,062,639)	(236,161,401)
Class B	(1,929,339)	(2,877,024)
Class C	(22,854,566)	(26,097,350)
Class F	(30,495,380)	(30,372,276)
Class I	(223,041,281)	(236,822,523)
Class P	(15,504,602)	(19,221,012)
Class R2	(2,522,428)	(3,213,714)
Class R3	(49,621,757)	(59,143,866)
Total distributions to shareholders	(544,031,992)	(613,909,166)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	684,982,182	842,463,384
Reinvestment of distributions	510,661,493	571,337,582
Cost of shares reacquired	(983,459,838)	(890,492,126)
Net increase in net assets resulting from capital share transactions	212,183,837	523,308,840
Net increase in net assets	303,425,025	234,509,717
NET ASSETS:
Beginning of year	$3,348,546,190	$3,114,036,473
End of year	$3,651,971,215	$3,348,546,190
Accumulated net investment loss	$(571,903)	$(524,060)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of year	investment loss(a)	unrealized gain (loss)	investment operations	realized gain	end of year
Class A
7/31/2015	$24.37	$(0.16)	$4.54	$4.38	$(4.30)	$24.45
7/31/2014	26.80	(0.23)	3.16	2.93	(5.36)	24.37
7/31/2013	21.24	(0.17)	7.44	7.27	(1.71)	26.80
7/31/2012	23.11	(0.20)	(0.41)	(0.61)	(1.26)	21.24
7/31/2011	16.51	(0.21)	6.81	6.60	–	23.11

Class B
7/31/2015	19.94	(0.26)	3.59	3.33	(4.30)	18.97
7/31/2014	22.92	(0.34)	2.72	2.38	(5.36)	19.94
7/31/2013	18.52	(0.26)	6.37	6.11	(1.71)	22.92
7/31/2012	20.46	(0.29)	(0.39)	(0.68)	(1.26)	18.52
7/31/2011	14.72	(0.30)	6.04	5.74	–	20.46

Class C
7/31/2015	20.10	(0.26)	3.63	3.37	(4.30)	19.17
7/31/2014	23.06	(0.34)	2.74	2.40	(5.36)	20.10
7/31/2013	18.63	(0.27)	6.41	6.14	(1.71)	23.06
7/31/2012	20.58	(0.29)	(0.40)	(0.69)	(1.26)	18.63
7/31/2011	14.80	(0.31)	6.09	5.78	–	20.58

Class F
7/31/2015	24.92	(0.12)	4.66	4.54	(4.30)	25.16
7/31/2014	27.23	(0.17)	3.22	3.05	(5.36)	24.92
7/31/2013	21.50	(0.11)	7.55	7.44	(1.71)	27.23
7/31/2012	23.33	(0.15)	(0.42)	(0.57)	(1.26)	21.50
7/31/2011	16.62	(0.16)	6.87	6.71	–	23.33

Class I
7/31/2015	26.85	(0.10)	5.06	4.96	(4.30)	27.51
7/31/2014	28.95	(0.15)	3.41	3.26	(5.36)	26.85
7/31/2013	22.73	(0.10)	8.03	7.93	(1.71)	28.95
7/31/2012	24.55	(0.14)	(0.42)	(0.56)	(1.26)	22.73
7/31/2011	17.48	(0.15)	7.22	7.07	–	24.55

Class P
7/31/2015	23.81	(0.16)	4.43	4.27	(4.30)	23.78
7/31/2014	26.27	(0.20)	3.10	2.90	(5.36)	23.81
7/31/2013	20.85	(0.16)	7.29	7.13	(1.71)	26.27
7/31/2012	22.71	(0.19)	(0.41)	(0.60)	(1.26)	20.85
7/31/2011	16.25	(0.22)	6.68	6.46	–	22.71

(a)	Calculated using average shares outstanding during the year.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Expenses,	Expenses,
	including	excluding	Net	Net assets,	Portfolio
Total	expense	expense	investment	end of	turnover
return (%)(b)	reductions (%)	reductions (%)	loss (%)	year (000)	rate (%)

20.25	1.00	1.00	(0.66)	$1,218,062	185.77
10.49	1.08	1.08	(0.87)	1,205,395	242.06
37.40	1.11	1.11	(0.75)	1,188,182	201.80
(2.03)	1.12	1.12	(0.96)	983,120	195.11
39.98	1.09	1.09	(0.99)	979,130	136.95

19.36	1.73	1.73	(1.39)	8,036	185.77
9.81	1.73	1.73	(1.53)	9,914	242.06
36.44	1.76	1.76	(1.39)	13,286	201.80
(2.61)	1.76	1.76	(1.59)	14,273	195.11
39.09	1.74	1.74	(1.64)	21,161	136.95

19.40	1.73	1.73	(1.39)	111,443	185.77
9.79	1.73	1.73	(1.53)	112,399	242.06
36.44	1.76	1.76	(1.39)	115,966	201.80
(2.60)	1.77	1.77	(1.60)	107,011	195.11
38.99	1.74	1.74	(1.64)	134,684	136.95

20.47	0.83	0.83	(0.47)	258,617	185.77
10.80	0.83	0.83	(0.63)	158,298	242.06
37.69	0.86	0.86	(0.50)	160,601	201.80
(1.74)	0.87	0.87	(0.71)	141,616	195.11
40.31	0.84	0.84	(0.74)	190,426	136.95

20.57	0.73	0.73	(0.39)	1,703,530	185.77
10.93	0.74	0.74	(0.53)	1,463,636	242.06
37.83	0.76	0.76	(0.41)	1,225,883	201.80
(1.69)	0.77	0.77	(0.61)	830,601	195.11
40.45	0.75	0.75	(0.65)	601,226	136.95

20.26	0.99	0.99	(0.68)	36,331	185.77
10.64	0.98	0.98	(0.78)	90,665	242.06
37.37	1.09	1.09	(0.74)	110,917	201.80
(2.02)	1.12	1.12	(0.95)	85,649	195.11
39.75	1.19	1.19	(1.09)	121,589	136.95

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net
	value,	Net	realized and	Total from	Net
	beginning of period	investment loss(a)	unrealized gain (loss)	investment operations	realized gain
Class R2
7/31/2015	$23.81	$(0.23)	$4.42	$4.19	$(4.30)
7/31/2014	26.35	(0.29)	3.11	2.82	(5.36)
7/31/2013	20.96	(0.22)	7.32	7.10	(1.71)
7/31/2012	22.89	(0.25)	(0.42)	(0.67)	(1.26)
7/31/2011	16.39	(0.27)	6.77	6.50	–

Class R3
7/31/2015	24.03	(0.21)	4.47	4.26	(4.30)
7/31/2014	26.53	(0.27)	3.13	2.86	(5.36)
7/31/2013	21.07	(0.20)	7.37	7.17	(1.71)
7/31/2012	22.97	(0.23)	(0.41)	(0.64)	(1.26)
7/31/2011	16.44	(0.25)	6.78	6.53	–

Class R4
6/30/2015 to 7/31/2015(c)	24.40	(0.02)	0.07	0.05	–

Class R5
6/30/2015 to 7/31/2015(c)	27.44	(0.01)	0.07	0.06	–

Class R6
6/30/2015 to 7/31/2015(c)	27.44	(0.01)	0.08	0.07	–

(a)	Calculated using average shares outstanding during the year.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was at the close of business on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

			Expenses,	Expenses,
Net asset			including	excluding	Net		Net assets,	Portfolio
value,	Total		expense	expense	investment		end of	turnover
end of period	return (%)(b)		reductions (%)	reductions (%)	loss (%)		period (000)	rate (%)

$23.70	19.88		1.33	1.33	(0.99)		$13,747	185.77
23.81	10.22		1.33	1.33	(1.13)		14,855	242.06
26.35	37.00		1.36	1.36	(1.00)		14,740	201.80
20.96	(2.23)		1.37	1.37	(1.21)		12,522	195.11
22.89	39.60		1.35	1.35	(1.24)		11,187	136.95

23.99	19.95		1.23	1.23	(0.89)		302,163	185.77
24.03	10.40		1.23	1.23	(1.02)		293,384	242.06
26.53	37.09		1.26	1.26	(0.90)		285,000	201.80
21.07	(2.13)		1.27	1.27	(1.12)		224,641	195.11
22.97	39.72		1.25	1.25	(1.15)		159,496	136.95

24.45	0.20	(d)	0.92 (e)	0.92 (e)	(0.82	)(e)	22	185.77

27.50	0.22	(d)	0.71 (e)	0.71 (e)	(0.59	)(e)	10	185.77

27.51	0.26	(d)	0.59 (e)	0.59 (e)	(0.47	)(e)	10	185.77

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. Classes R4, R5 and R6 shares commenced at the close of business on June 30, 2015. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund is not available for purchase by new investors other than certain new investors described in the Fund’s prospectus. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2012 through July 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Each share class bears its class-specific share of expenses.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2015, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of July 31, 2015, the percentages of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 6.91% and 0.36%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class B	Class C	Class F	Class P	Class R2	Class R3	Class R4
Service	.25%(2)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Prior to October 1, 2014, the Class A 12b-1 fee was .35% (.25% service, .10% distribution) of the Fund’s average daily net assets.
(2)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2015:

Distributor	Dealers’
Commissions	Concessions
$22,330	$127,082

Distributor received CDSCs of $301 and $6,023 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2015.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	7/31/2015	7/31/2014
Distributions paid from:
Ordinary income	$42,121,218	$236,981,734
Net long-term capital gains	501,910,774	376,927,432
Total distributions paid	$544,031,992	$613,909,166

As of July 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$26,392,775
Undistributed long-term capital gains	232,585,273
Total undistributed earnings	258,978,048
Temporary differences	(571,903)
Unrealized gains – net	638,695,530
Total accumulated gains – net	$897,101,675

As of July 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,033,946,649
Gross unrealized gain	674,970,765
Gross unrealized loss	(36,275,235)
Net unrealized security gain	$638,695,530

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$19,836,767	$(19,836,767)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2015 were as follows:

Purchases	Sales
$6,271,617,106	$6,572,389,603

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2015.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$137,759,683	$–	$137,759,683
Total	$137,759,683	$–	$137,759,683

		Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$137,759,683	$–	$–	$(137,759,683)	$–
Total	$137,759,683	$–	$–	$(137,759,683)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

During the year ended July 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

During the fiscal year ended July 31, 2015, the Fund did not utilize the Facility.

Effective August 31, 2015, the Facility expired and the Fund and certain other funds managed by Lord Abbett entered into a syndicated line of credit with various lenders for $550 million, whereas SSB participates as a lender and as agent for the lenders. The syndicated line of credit will continue through August 29, 2016.

10.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the year ended July 31, 2015:

								Dividend
	Balance of			Balance of	Affiliated		Net Realized	Income
	Shares			Shares	Issuer		Gain (Loss)	8/1/2014
Affiliated	Held at	Gross	Gross	Held at	Value at		8/1/2014 to	to
Issuer	7/31/2014	Additions	Sales	7/31/2015	7/31/2015		7/31/2015(a)	7/31/2015(a)
Blackhawk Network Holdings, Inc.(b)	–	934,200	(934,200)	–	$–	(c)	$(768,682)	$–
Chuy’s Holdings, Inc.(b)	624,351	200,348	(824,699)	–	–	(c)	(4,021,775)	–
Rentrak Corp.(b)	570,210	703,948	(592,766)	681,392	–	(c)	1,220,466	–
Wayfair, Inc. Class A(b)	–	1,344,114	(277,828)	1,066,286	–	(c)	(291,760)	–
ZELTIQ Aesthetics, Inc.	1,967,186	468,766	(832,750)	1,603,202	–	(c)	500,575	–
zulily, Inc. Class A	968,288	444,055	(1,412,343)	–	–	(c)	(109,200)	–
Total					$–		$(3,470,376)	$–

(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	Not an affiliated issuer as of July 31, 2014.
(c)	No longer an affiliated issuer as of July 31, 2015.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
		July 31, 2015		July 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,514,281	$177,495,130	9,700,983	$258,791,616
Converted from Class B*	71,793	1,703,628	43,683	1,149,400
Reinvestment of distributions	8,335,886	180,471,923	8,682,287	216,536,246
Shares reacquired	(15,570,297)	(366,649,096)	(13,304,879)	(348,086,525)
Increase (decrease)	351,663	$(6,978,415)	5,122,074	$128,390,737

Class B Shares
Shares sold	10,749	$192,708	18,392	$402,180
Reinvestment of distributions	110,911	1,872,179	134,473	2,756,701
Shares reacquired	(103,945)	(1,934,553)	(182,665)	(3,967,605)
Converted to Class A*	(91,366)	(1,703,628)	(52,790)	(1,149,400)
Decrease	(73,651)	$(1,573,294)	(82,590)	$(1,958,124)

Class C Shares
Shares sold	383,265	$6,846,192	421,120	$9,047,734
Reinvestment of distributions	1,060,343	18,089,454	987,632	20,404,474
Shares reacquired	(1,221,014)	(22,835,063)	(845,341)	(18,652,343)
Increase	222,594	$2,100,583	563,411	$10,799,865

Class F Shares
Shares sold	5,582,198	$129,800,152	1,354,882	$36,269,514
Reinvestment of distributions	1,221,649	27,181,678	1,034,882	26,348,098
Shares reacquired	(2,876,369)	(69,305,627)	(1,914,354)	(51,696,713)
Increase	3,927,478	$87,676,203	475,410	$10,920,899

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
		July 31, 2015		July 31, 2014
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	11,650,068	$308,495,052	15,134,744	$443,297,257
Reinvestment of distributions	8,892,816	216,184,364	8,205,040	224,900,148
Shares reacquired	(13,131,488)	(348,013,428)	(11,169,857)	(319,755,075)
Increase	7,411,396	$176,665,988	12,169,927	$348,442,330

Class P Shares
Shares sold	230,776	$5,389,206	302,418	$7,907,110
Reinvestment of distributions	732,357	15,423,439	785,802	19,134,280
Shares reacquired	(3,243,117)	(70,111,377)	(1,502,890)	(40,016,624)
Decrease	(2,279,984)	$(49,298,732)	(414,670)	$(12,975,234)

Class R2 Shares
Shares sold	177,856	$4,055,270	307,643	$8,106,006
Reinvestment of distributions	86,407	1,817,129	86,596	2,113,801
Shares reacquired	(307,988)	(7,090,493)	(329,750)	(8,365,967)
Increase (decrease)	(43,725)	$(1,218,094)	64,489	$1,853,840

Class R3 Shares
Shares sold	2,240,190	$52,666,547	2,939,112	$78,641,967
Reinvestment of distributions	2,331,829	49,621,327	2,402,268	59,143,834
Shares reacquired	(4,183,529)	(97,520,201)	(3,877,904)	(99,951,274)
Increase	388,490	$4,767,673	1,463,476	$37,834,527

Class R4 Shares(a)
Shares sold	907	$21,925	–	$–
Increase	907	$21,925	–	$–

Class R5 Shares(a)
Shares sold	364	$10,000	–	$–
Increase	364	$10,000	–	$–

Class R6 Shares(a)
Shares sold	364	$10,000	–	$–
Increase	364	$10,000	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced at the close of business on June 30, 2015.

14.	RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014. The effective dates for interim periods vary for the requirements within this guideline. Management does not believe the impact, if any, of this guidance will be material to the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 25, 2015

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon (1947) Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2001.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy Genera Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

8% of the ordinary income distributions paid by the Fund during the fiscal year ended July 31, 2015 is qualified dividend income. For corporate shareholders, 8% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended July 31, 2015, $42,121,218 and $501,910,774, respectively, represent short-term capital gains and long term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Developing Growth Fund, Inc.	LADG-2 (09/15)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$45,300	$44,300
Audit-Related Fees {b}	5,000	- 0 -
Total audit and audit-related fees	$50,300	$44,300

Tax Fees {c}	7,686	7,628
All Other Fees	- 0 -	- 0 -

Total Fees	$57,986	$51,928

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of fees for assurance and related services reasonably related to the audit of the Registrant’s financial statements, but which are not included in the amount for “Audit Fees.”

{c} Fees for the fiscal year ended July 31, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended

July 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$185,031	$185,734

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 25, 2015

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 25, 2015

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 25, 2015